UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020 (January 17, 2020)

AMERICAN EDUCATION CENTER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-201029	38-3941544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 825-0437

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Company’s Certifying Accountant.

In January 2020, G.C. & Associates CPAs, PLLC (“GCA CPA”), the Company’s independent registered public accounting firm, entered into a joint venture agreement with JLKZ CPA LLP (“JLKZ CPA”), pursuant to which JLKZ CPA acquired GCA CPA’s audit operations and certain employees at GCA CPA became employees of JLKZ CPA. As a result, on January 17, 2020, JLKZ CPA replaced GCA CPA and became the Company’s independent registered public accounting firm. The Company’s Board of Directors approved this change on January 17, 2020, effective as of January 17, 2020.

GCA CPA’s audit reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were them qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and subsequent interim period before the replacement of GCA CPA as the Company’s independent registered public accounting firm, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and GCA CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to GCA CPA’s satisfaction, would have caused GCA CPA to make reference in connection with GCA CPA’s opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of the disclosures in this report to GCA CPA and have requested that GCA CPA furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from GCA CPA, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

During the Company’s two most recent fiscal years and subsequent period through the appointment of JLKZ CPA as the Company’s independent registered public accounting firm, the Company did not consult with JLKZ CPA with respect to (i) any application of accounting principles to a specified transaction, either completed or proposed; (ii) any type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit

16.1	Letter from G.C. & Associates CPAs, PLLC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

January 23, 2020	By:	/s/ Max P. Chen
Max P. Chen
Chief Executive Officer and President, Chairman of the Board